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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-21511

     Lazard Global Total Return and Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:      (212) 632-6000

Date of fiscal year end:        12/31

Date of reporting period:      6/30/08

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.

Semi-Annual Report

JUNE 30, 2008

Lazard Global Total Return & Income Fund, Inc.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing.

Lazard Global Total Return & Income Fund, Inc. Investment Overview

Dear Shareholders,

We are pleased to present this semi-annual report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended June 30, 2008. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

The Fund has been in operation for more than four years, and while 2008’s Net Asset Value (“NAV”) performance has modestly underperformed the benchmark, we are pleased with its favorable NAV returns over the last year and since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2008)

For the second quarter of 2008, the Fund’s NAV decreased 3.5%, underperforming the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”) loss of 1.7%. For the year-to-date, the Fund’s NAV has fallen 10.9%, while the Index fell 10.6%. However, the Fund’s since inception annualized NAV return of 9.8% has outperformed the Index return of 8.8% for the same period. Shares of LGI ended the second quarter of 2008 with a market price of $18.46, representing a 12.6% discount to the Fund’s NAV of $21.12. The Fund’s net assets were $202.8 million as of June 30, 2008, with total leveraged assets of $283.4 million, representing 28.4% leverage.

We believe that LGI’s investment thesis remains sound, as demonstrated by the Fund’s favorable NAV performance since inception. While second-quarter performance benefited from a lower-than-benchmark exposure to the banking sector, stock selection in the energy and industrials sectors, and a lower-than-benchmark exposure to the materials sector, hurt returns. Following on from a very strong year in 2007, the emerging market currency and debt portion of the Fund continues to add value in 2008. It has generated positive performance in a negative global market environment—adding more than 2% in the second quarter—and the portfolio has been a meaningful positive contributor to performance for the Fund since inception.

As of June 30, 2008, 67.9% of the Fund’s total leveraged assets consisted of global equities and 31.4% consisted of emerging market currency and debt instruments, while the remaining 0.7% consisted of cash and other net assets.

Declaration of Dividends

Pursuant to LGI’s managed distribution policy, the Fund’s Board of Directors has declared a monthly dividend distribution of $0.1042 per share on the Fund’s outstanding stock each month since inception. The Fund continues to maintain this distribution level. In addition, in December of 2006, and in September and December of 2007, the Fund made additional required distributions of accumulated income and net realized capital gains. The cumulative distributions for the last 12 months ended June 30, 2008 totaled $1.6612 per share. The Fund has never returned capital to investors. The current distribution rate is 6.8%, based on the annualized current distribution and the share price of $18.46 at the close of NYSE trading on June 30, 2008.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio

(67.9% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based

Lazard Global Total Return & Income Fund, Inc. Investment Overview (continued)

in the United Kingdom; Bank of America, a holding company that provides banking and non-banking financial services and products in the United States and internationally; Nokia Corp., a Finland-based manufacturer of mobile telephones; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of June 30, 2008, 47.0% of these stocks were based in North America, 26.0% were based in Continental Europe (not including the United Kingdom), 18.7% were from the United Kingdom, and 8.3% were from Japan. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, were financials (21.2%), which includes banks, insurance companies, and financial services companies, and information technology (18.7%), a sector that encompasses industries involved in the design, development, installation, and implementation of information systems and applications, including hardware, software, IT services, and media-related companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, telecommunication services, materials, and utilities. The average dividend yield on the global equity portfolio was approximately 2.9% as of June 30, 2008.

Global Equity Markets Review

Global stock markets remained highly volatile through the second quarter and ultimately finished lower, marking the worst first-half performance since 1982, as measured by the MSCI World Index. The rally that began in mid-March, in the aftermath of the near collapse of U.S. investment bank Bear Stearns, continued until mid-May. Global indices generated sizeable gains, powered in particular by the surging energy and materials sectors. Investor optimism proved, however, to be misplaced. World equity markets fell heavily from mid-May to the end of the quarter, as a plethora of concerns weighed on investor sentiment. Chief among these worries was an oil price that climbed unchecked to breach $140 per barrel towards the end of June, contributing to concerns that the global economy may be entering a stagflationary period of lower growth and higher inflation. In Europe, Eurozone consumer price inflation hit a 16-year high of 4.0%, as commodity prices continued to climb. Elsewhere, fears persisted over the state of the U.S. economy, as home prices continued to record significant decreases and a key consumer confidence measure touched a 16-year low. The financials sector remained in the eye of the storm as the worst performing sector, with a number of European banks compelled to undertake rights issues to repair balance sheets that had been badly damaged by subprime mortgage-backed trading. The energy sector advanced significantly on the back of higher oil and gas prices. The consumer staples sector failed to play its usual safe-haven role during market turbulence; a confluence of rising input costs, fears of a significant consumer slowdown, and questions concerning the previously popular notion that emerging markets had “decoupled” from the developed world, collectively conspired to challenge the valuation premium of these stocks to varying degrees.

What Helped and What Hurt LGI

The Fund’s underweight exposure to the strong-performing materials sector hurt relative returns over the quarter. Materials stocks, particularly mining companies, continued their positive run on the back of many commodities reaching new cycle highs, production bottlenecks and earnings upgrades. Although overall stock selection within the energy sector had a detrimental effect, a number of oil stocks held within the Fund benefited from the surging oil price and added value, such as Total and ConocoPhillips. In the industrials sector, overall stock selection was negative. Our holdings in the French utilities company Suez added value, as benefits from its impending merger with another French utilities firm, Gaz de France, caused the share price to rise. In the information technology sector, Finnish mobile phone handset manufacturer Nokia declined on news of slowing handset sales and a profit warning by a rival. Lastly, the Fund’s underweight position in banking stocks proved helpful.

Emerging Market Currency and Debt Portfolio

(31.4% of total leveraged assets)

The Fund also seeks enhanced income through investing in emerging market forward currency contracts and local currency debt instruments. As of June 30, 2008, this portfolio consisted primarily of forward currency contracts (59.1%) and a smaller allocation to sovereign debt obligations (31.4%) and structured

Lazard Global Total Return & Income Fund, Inc. Investment Overview (continued)

notes (9.5%). The average duration1 of the emerging market currency and debt portfolio was approximately 10.9 months, as of June 30, with an average yield of 10.0%.2

Emerging Market Currency and Debt Market Review

In emerging markets, inflation continued to be the hot topic. Growth, while easing from its high levels of previous quarters, does not yet pose a concern in many of these economies. On the other hand, inflation driven by rising food, energy, and wage levels, and exacerbated by the money supply expansion caused by central bank intervention, was a real and immediate danger. Central banks, therefore, came under the scanner, and their policy responses were scrutinized carefully. Those perceived to be behind the curve, such as India, Vietnam, Thailand and Ghana, were punished by the market, while those that communicated their willingness to act aggressively and early, and delivered upon it, such as Brazil, Poland and Turkey, were rewarded. These countries continued to pursue their objective of containing inflationary risks through various measures, ranging from interest rate hikes, cash reserve requirement changes and currency appreciation.

The policy steps taken in emerging markets recently have been of a wide variety, driven by the immediate problems facing each particular country. Ukraine abandoned its 3-year currency band during the second quarter, when inflation quickly climbed above 30% year-over-year. The Ukrainian hryvnia subsequently appreciated nearly 10%. Russia and Egypt, facing similar problems with rising inflation, permitted an increased pace of currency appreciation as a means to tighten monetary conditions. As food prices ramped up, India passed legislation reducing import duties on wheat, and banning the export of rice in order to contain domestic prices. Several countries, notably in Asia and the Middle East, have been subsidizing food and energy in order to soften the blow on their citizens. In the face of rising food and energy prices, these subsidies have spiraled upward rapidly, posing an increasing fiscal burden on these economies while, at the same time, preventing rising prices from creating a lowered demand. Indonesia, Malaysia and India, clearly not endowed with the massive fiscal cushion that several oil-exporting (and subsidizing) Gulf countries possess, cut their subsidies in order to pass through some of the higher prices. While this immediately led to a step up in inflation, and therefore required a tightening in monetary policy, it is a necessary price they have to pay in order to prevent further deterioration in their fiscal and current account deficits.

What Helped and What Hurt LGI

Within Central and Eastern European markets, strong performance was recorded in Hungary, Poland, and Slovakia. In Poland, strong domestic demand-driven growth and the central bank’s hawkish monetary stance buoyed the zloty to multi-year highs. The Slovak koruna’s sharp 7.5% quarterly return occurred as the EU granted final approval of the country’s January 2009 euro adoption. Hungarian domestic growth, in contrast, was relatively weak, due to a marked tightening of fiscal policy. However, the relatively high carry on the forint, and improving balance of payments prompted a sharp rally in the local market. Sizeable positions in Ukraine and Turkey realized strong returns in the second quarter. Turkey was the top-performing money market during the quarter, despite a large external financing requirement, the pain inflicted by rising energy prices on the country’s widening trade deficit, and risks to political stability. However, with the central bank key interest rate at 16.75%, and 2-3 year government bonds offering 22% yields, the local market offers arguably sufficient risk premium compensation to warrant exposure. In Ukraine, the local authorities permitted a sharp hryvnia revaluation, recognizing that local currency appreciation assists in capping their decade-high inflation problem. Returns from African local markets were highly rewarding, except in Ghana, as the spiraling cost of oil imports wreaked havoc on its currency. The Fund realized strong quarterly returns on positions in Zambia, Tanzania, and Uganda. Avoidance of Kenya’s fundamental weaknesses helped too, as did the diversifying returns earned from

Lazard Global Total Return & Income Fund, Inc. Investment Overview (continued)

exposure to managed foreign exchange regimes in Egypt and Nigeria.

Brazil posted very strong results, and our tactical exposure to Argentina also added to performance, as the aggressive central bank intervention strengthened the peso by approximately 5% during what is typically a favorable period of agricultural exports. We successfully avoided nearly all of Chile’s massive quarterly loss (the peso declined by approximately 20%). On the other end, Peruvian exposure detracted from performance.

Within Asia, we successfully avoided losses in Taiwan, Thailand, and South Korea, as we had no exposure to these countries. However, quarterly performance was hurt by positions in India, the Philippines and Vietnam.

______________

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2008; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard Global Total Return & Income Fund, Inc. Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in

LGI and MSCI World Index* (unaudited)

LGI at Market Price	$12,651
LGI at Net Asset Value	14,769
MSCI World Index	14,247

Average Annual Total Returns* Periods Ended June 30, 2008 (unaudited)
	One	Since
	Year	Inception**
Market Price	(8.58)%	5.79%
Net Asset Value	(8.51)	9.79
MSCI World Index	(10.68)	8.84
______________
*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc. Investment Overview (concluded)

Ten Largest Equity Holdings June 30, 2008 (unaudited)
Security	Value	Percentage of Net Assets
International Business Machines Corp.	$9,565,371	4.7%
Exxon Mobil Corp.	9,262,463	4.6
Microsoft Corp.	8,979,264	4.4
Oracle Corp.	8,393,700	4.1
Diageo PLC Sponsored ADR	7,468,257	3.7
Johnson & Johnson	6,710,662	3.3
HSBC Holdings PLC Sponsored ADR	5,852,210	2.9
Singapore Telecommunications, Ltd. ADR	5,750,230	2.8
Heineken NV ADR	5,718,960	2.8
Vodafone Group PLC Sponsored ADR	5,647,835	2.8

Portfolio Holdings Presented by Sector June 30, 2008 (unaudited)
Sector	Percentage of Total Investments
Consumer Discretionary	1.7%
Consumer Staples	10.9
Corporate Bond	0.2
Emerging Markets Debt Obligations	14.9
Energy	11.0
Financials	17.7
Health Care	12.2
Industrials	3.2
Information Technology	15.6
Materials	1.2
Telecommunication Services	7.5
Utilities	2.3
Short-Term Investments	1.6
Total Investments	100.0%

Lazard Global Total Return & Income Fund, Inc. Portfolio of Investments June 30, 2008 (unaudited)

Description	Shares	Value
Common Stocks—94.9%
Finland—2.3%
Nokia Oyj Sponsored ADR (c)	192,800	$4,723,600
France—7.7%
Sanofi-Aventis ADR	105,200	3,495,796
Societe Generale Sponsored ADR	72,000	1,234,800
Suez SA Sponsored ADR	79,600	5,408,820
Total SA Sponsored ADR	64,000	5,457,280
Total France		15,596,696
Ireland—1.4%
CRH PLC Sponsored ADR	98,300	2,805,482
Italy—1.3%
Eni SpA Sponsored ADR	36,350	2,698,261
Japan—7.9%
Canon, Inc. Sponsored ADR	44,700	2,289,087
Hoya Corp. Sponsored ADR	73,500	1,690,500
Mitsubishi UFJ Financial Group, Inc. ADR	528,000	4,646,400
Nomura Holdings, Inc. ADR	332,600	4,905,850
Sumitomo Mitsui Financial Group, Inc. ADR	321,200	2,392,940
Total Japan		15,924,777
Netherlands—2.8%
Heineken NV ADR	225,600	5,718,960
Singapore—2.8%
Singapore Telecommunications, Ltd. ADR	217,400	5,750,230
Sweden—0.7%
Telefonaktiebolaget LM Ericsson Sponsored ADR	123,800	1,287,520
Switzerland—9.9%
Credit Suisse Group Sponsored ADR	73,400	3,325,754
Nestle SA Sponsored ADR (c)	34,400	3,882,040
Novartis AG ADR	78,900	4,342,656
Roche Holding AG Sponsored ADR	46,200	3,968,580
UBS AG (a), (c)	107,588	2,222,768
Zurich Financial Services AG ADR	92,500	2,349,500
Total Switzerland		20,091,298
United Kingdom—17.7%
Barclays PLC Sponsored ADR	67,800	1,569,570
BP PLC Sponsored ADR	69,600	4,842,072
Cadbury PLC Sponsored ADR	72,128	3,629,481
Diageo PLC Sponsored ADR (c)	101,100	7,468,257
GlaxoSmithKline PLC Sponsored ADR	80,200	3,546,444

Description	Shares	Value
HSBC Holdings PLC Sponsored ADR	76,300	$5,852,210
Tesco PLC Sponsored ADR	153,200	3,378,060
Vodafone Group PLC Sponsored ADR (c)	191,712	5,647,835
Total United Kingdom		35,933,929
United States—40.4%
Bank of America Corp. (c)	138,200	3,298,834
Bank of New York Mellon Corp. (c)	103,600	3,919,188
Bristol-Myers Squibb Co.	92,600	1,901,078
Cisco Systems, Inc. (a), (c)	220,400	5,126,504
ConocoPhillips	32,900	3,105,431
Dr Pepper Snapple Group, Inc. (a)	54,096	1,134,934
Exxon Mobil Corp.	105,100	9,262,463
General Electric Co. (c)	116,300	3,104,047
International Business Machines Corp.	80,700	9,565,371
Johnson & Johnson (c)	104,300	6,710,662
JPMorgan Chase & Co. (c)	148,896	5,108,622
Microsoft Corp.	326,400	8,979,264
Oracle Corp. (a), (c)	399,700	8,393,700
The Home Depot, Inc.	165,500	3,876,010
United Technologies Corp. (c)	68,900	4,251,130
Wyeth	88,900	4,263,644
Total United States		82,000,882
Total Common Stocks
(Identified cost $177,916,719)		192,531,635

	Principal
	Amount
Description	(000) (d)	Value
Foreign Government Obligations—13.0%
Brazil—0.8%
Brazil NTN-F,
10.00%, 07/01/10	2,641	1,510,050
Egypt—3.9%
Egypt Treasury Bills:
0.00%, 07/08/08	4,925	921,118
0.00%, 07/29/08	20,250	3,767,033
0.00%, 08/26/08	1,425	263,202
0.00%, 09/02/08	4,725	871,182
0.00%, 09/23/08	3,575	655,657
0.00%, 10/28/08	5,075	922,617
0.00%, 11/18/08	2,850	515,417
Total Egypt		7,916,226

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc. Portfolio of Investments (continued) June 30, 2008 (unaudited)

	Principal
	Amount
Description	(000) (d)	Value
Ghana—0.3%
Ghanaian Government Bonds:
13.50%, 03/30/10	420	$362,549
14.00%, 03/07/11	310	260,790
Total Ghana		623,339
Hungary—1.1%
Hungarian Government Bonds:
6.00%, 10/12/11	81,400	490,954
7.25%, 06/12/12	211,400	1,312,750
5.50%, 02/12/14	87,700	493,010
Total Hungary		2,296,714
Mexico—1.1%
Mexican Bonos:
9.00%, 12/20/12	13,145	1,280,621
7.75%, 12/14/17	11,600	1,019,054
Total Mexico		2,299,675
Peru—1.7%
Peru Bono Soberano,
12.25%, 08/10/11	5,584	2,231,149
Peruvian Certificate of Deposit,
0.00%, 07/03/08	3,600	1,215,239
Total Peru		3,446,388
Poland—0.5%
Polish Government Bond,
4.25%, 05/24/11	2,333	1,020,193
Turkey—3.4%
Turkish Government Bonds:
0.00%, 10/07/09	3,230	2,044,046
14.00%, 01/19/11	6,170	4,280,384
16.00%, 03/07/12	743	528,849
Total Turkey		6,853,279
Uganda—0.2%
Uganda Government Bond,
10.00%, 04/01/10	676,000	385,688
Total Foreign Government Obligations
(Identified cost $26,528,758)		26,351,552

	Principal
	Amount
Description	(000) (d)	Value
Structured Notes—4.0%
Brazil—2.5%
Citigroup Funding, Inc. Brazil Inflation-Indexed Currency and Credit Linked Unsecured Notes NTN-B:
7.50%, 05/18/09 (e)	927	$1,468,398
8.80%, 08/17/10 (e)	1,029	1,617,405
7.70%, 05/18/15:
Series LTCLN0335 (e)	989	1,507,536
Series LTCLN0948 (e)	365	472,361
Total Brazil		5,065,700
Colombia—1.5%
Citigroup Funding, Inc. Colombia TES Credit Linked Unsecured Note,
12.75%, 04/27/12 (e)	397	469,953
JPMorgan Chase & Co. Colombian Peso Linked Notes:
14.00%, 11/14/10 (e)	1,200	1,150,920
14.41%, 03/05/15 (e)	1,638	1,385,584
Total Colombia		3,006,457
Total Structured Notes
(Identified cost $6,529,979)		8,072,157
Corporate Bond—0.2%
United States—0.2%
JPMorgan Chase & Co.,
6.36%, 06/20/11
(Identified cost $424,066) (e)	10,000	427,352

	Principal
	Amount
Description	(000)	Value
Repurchase Agreement—1.8%
State Street Bank and Trust Co.,
1.05%, 07/01/08
(Dated 06/30/08, collateralized by $3,775,000 United States Treasury Bill, 0.00%, 12/11/08, with a value of $3,739,138) Proceeds of $3,663,107 (Identified cost $3,663,000) (c)	$3,663	3,663,000
Total Investments—113.9%
(Identified cost $215,062,522) (b)		$231,045,696
Liabilities in Excess of Cash and Other Assets—(13.9)%		(28,168,809)
Net Assets—100.0%		$202,876,887

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc. Portfolio of Investments (continued) June 30, 2008 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2008:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation
AED	07/14/08	5,352,081	$1,461,000	$1,457,507	$—	$3,493
AED	07/28/08	11,305,000	3,087,195	3,079,451	—	7,744
AED	08/26/08	1,710,000	466,347	466,129	—	218
ARS	07/16/08	3,178,500	1,000,000	1,045,908	45,908	—
ARS	07/16/08	2,128,246	692,000	700,315	8,315	—
ARS	08/06/08	2,789,648	863,000	911,769	48,769	—
BRL	09/15/08	1,174,095	669,000	718,485	49,485	—
BRL	11/13/08	1,887,502	1,093,000	1,138,115	45,115	—
CLP	07/28/08	517,949,600	1,022,000	985,561	—	36,439
CNY	06/24/09	13,508,603	2,094,000	2,095,923	1,923	—
COP	07/07/08	1,092,031,000	642,938	569,582	—	73,356
COP	07/25/08	896,019,000	527,070	465,009	—	62,061
EUR	07/28/08	1,449,788	2,255,000	2,279,293	24,293	—
EUR	08/04/08	419,000	648,905	658,504	9,599	—
GHC	07/11/08	234,320	232,000	213,205	—	18,795
GHC	07/21/08	702,563	718,000	637,130	—	80,870
GHC	07/22/08	188,200	172,108	170,615	—	1,493
GHC	07/28/08	732,000	716,593	662,284	—	54,309
GHC	09/29/08	538,000	520,813	475,938	—	44,875
IDR	07/14/08	20,975,745,000	2,247,000	2,269,524	22,524	—
ILS	07/07/08	5,290,992	1,267,000	1,580,015	313,015	—
INR	07/02/08	41,597,120	976,000	966,432	—	9,568
INR	07/02/08	41,597,120	968,501	966,432	—	2,069
INR	07/10/08	75,964,800	1,930,000	1,762,129	—	167,871
INR	07/17/08	45,233,900	1,130,000	1,047,834	—	82,166
INR	07/24/08	48,670,000	1,126,881	1,125,885	—	996
INR	07/28/08	52,318,480	1,208,000	1,209,338	1,338	—
INR	08/04/08	38,345,000	888,438	885,267	—	3,171
KWD	07/21/08	168,163	633,000	634,749	1,749	—
KWD	08/25/08	227,555	858,000	859,382	1,382	—
KWD	08/26/08	688,730	2,598,000	2,601,080	3,080	—
KZT	07/23/08	131,690,050	1,087,000	1,089,599	2,599	—
KZT	07/28/08	56,870,000	470,000	470,421	421	—
KZT	07/29/08	77,134,330	637,000	638,013	1,013	—
KZT	07/31/08	87,313,100	721,000	722,133	1,133	—
MXN	07/03/08	25,706,318	2,494,790	2,491,475	—	3,315
MYR	07/08/08	2,863,805	909,000	876,475	—	32,525
MYR	07/14/08	2,652,120	834,000	811,706	—	22,294
MYR	07/16/08	2,245,460	687,000	687,248	248	—
MYR	07/21/08	3,385,170	1,044,000	1,036,087	—	7,913
MYR	07/25/08	3,078,785	986,000	942,326	—	43,674
MYR	08/27/08	943,441	289,000	288,804	—	196
MYR	09/04/08	1,403,048	436,000	429,515	—	6,485
NGN	07/03/08	35,953,400	305,000	305,168	168	—
NGN	07/07/08	52,791,600	444,000	447,298	3,298	—
NGN	07/08/08	128,007,000	1,070,507	1,084,590	14,083	—
NGN	07/14/08	161,963,000	1,353,300	1,372,296	18,996	—
NGN	08/05/08	106,249,650	897,000	893,049	—	3,951
NGN	09/08/08	58,177,000	486,347	482,431	—	3,916

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc. Portfolio of Investments (continued) June 30, 2008 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2008 (concluded):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation
NGN	09/12/08	101,753,000	$857,048	$843,785	$—	$13,263
PEN	03/03/09	2,749,120	968,000	926,276	—	41,724
PHP	07/14/08	67,950,000	1,500,000	1,512,003	12,003	—
PHP	07/16/08	10,485,000	233,000	233,275	275	—
PHP	07/21/08	49,117,590	1,107,000	1,092,398	—	14,602
PHP	07/23/08	13,563,000	302,948	301,604	—	1,344
PHP	07/28/08	64,170,000	1,426,000	1,426,451	451	—
PLN	07/28/08	3,762,000	1,738,769	1,760,254	21,485	—
PLN	07/28/08	3,540,671	1,633,000	1,656,693	23,693	—
PLN	08/04/08	2,368,771	1,087,340	1,107,636	20,296	—
PLN	08/19/08	1,840,227	844,044	859,384	15,340	—
RUB	08/22/08	15,870,000	670,327	675,754	5,427	—
RUB	08/27/08	8,312,304	352,000	353,882	1,882	—
RUB	09/11/08	21,195,000	892,045	901,801	9,756	—
RUB	09/19/08	21,264,250	725,000	904,445	179,445	—
RUB	09/30/08	82,910,910	3,524,000	3,524,876	876	—
RUB	03/16/09	11,377,905	462,000	479,464	17,464	—
SGD	09/26/08	1,389,377	1,021,000	1,025,393	4,393	—
SKK	07/22/08	23,357,003	1,138,134	1,216,079	77,945	—
SKK	07/28/08	13,740,250	665,007	715,222	50,215	—
SKK	07/28/08	22,620,212	1,169,493	1,177,451	7,958	—
TRY	10/10/08	367,808	284,000	288,056	4,056	—
TRY	10/10/08	812,827	621,000	636,581	15,581	—
TRY	10/10/08	3,946,020	2,835,599	3,090,403	254,804	—
TRY	06/23/09	3,781,700	2,656,808	2,658,930	2,122	—
TZS	07/08/08	766,637,000	637,801	654,928	17,127	—
TZS	07/09/08	380,385,000	315,803	324,921	9,118	—
UAH	08/19/08	7,293,970	1,433,000	1,567,268	134,268	—
UAH	08/26/08	3,106,880	608,000	666,363	58,363	—
UAH	08/27/08	3,766,070	737,000	807,535	70,535	—
UAH	08/28/08	2,865,000	561,215	614,164	52,949	—
UAH	09/05/08	1,206,000	235,088	257,859	22,771	—
UAH	09/22/08	2,108,000	412,121	447,961	35,840	—
UAH	10/01/08	2,161,210	425,000	457,707	32,707	—
UGX	07/10/08	427,692,960	244,000	263,791	19,791	—
UGX	07/17/08	460,202,600	260,000	283,190	23,190	—
UGX	08/28/08	249,570,000	141,000	151,310	10,310	—
UGX	08/29/08	268,461,000	163,000	162,704	—	296
UGX	09/02/08	811,053,000	459,000	490,913	31,913	—
UGX	09/03/08	880,300,000	500,170	532,654	32,484	—
UGX	10/24/08	448,920,000	257,569	267,604	10,035	—
UGX	10/29/08	410,025,000	235,748	244,095	8,347	—
UGX	12/24/08	1,125,933,750	657,000	660,501	3,501	—
UGX	12/29/08	688,242,280	404,000	403,162	—	838
VND	07/01/08	6,185,200,000	376,000	365,975	—	10,025
VND	07/01/08	16,249,740,000	1,004,000	961,489	—	42,511
ZMK	07/03/08	1,199,579,000	347,000	375,068	28,068	—
ZMK	08/05/08	1,053,586,000	330,007	330,007	—	—
ZMK	08/27/08	960,936,000	296,254	294,621	—	1,633
ZMK	01/12/09	1,332,204,570	321,000	390,358	69,358	—
Total Forward Currency Purchase Contracts			$89,937,071	$91,051,668	$2,014,596	$899,999

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc. Portfolio of Investments (concluded) June 30, 2008 (unaudited)

Forward Currency Sale Contracts open at June 30, 2008:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation
ARS	07/16/08	3,448,938	$1,126,000	$1,134,898	$—	$8,898
ARS	07/16/08	1,412,000	461,438	464,629	—	3,191
BRL	07/17/08	4,266,030	2,580,000	2,649,647	—	69,647
COP	07/07/08	2,288,331,000	1,314,000	1,193,550	120,450	—
COP	07/07/08	2,808,500,000	1,640,000	1,464,860	175,140	—
COP	02/27/09	3,293,053,000	1,649,000	1,628,182	20,818	—
EUR	07/22/08	722,000	1,138,134	1,135,452	2,682	—
EUR	07/22/08	410,170	632,500	645,053	—	12,553
EUR	07/28/08	425,000	665,007	668,167	—	3,160
EUR	07/28/08	746,000	1,169,493	1,172,829	—	3,336
EUR	07/28/08	2,528,408	3,975,669	3,975,053	616	—
EUR	07/28/08	36,000	55,444	56,598	—	1,154
EUR	07/31/08	727,000	1,141,390	1,142,779	—	1,389
EUR	08/04/08	699,000	1,087,340	1,098,554	—	11,214
EUR	08/19/08	543,000	844,044	852,765	—	8,721
HUF	07/16/08	13,809,880	86,000	92,092	—	6,092
ILS	07/07/08	5,290,992	1,454,129	1,580,015	—	125,886
INR	07/02/08	41,597,120	969,630	966,432	3,198	—
INR	07/02/08	41,597,120	968,501	966,432	2,069	—
MXN	07/03/08	14,411,196	1,343,000	1,396,744	—	53,744
MXN	07/03/08	11,295,122	1,094,393	1,094,731	—	338
MXN	08/04/08	25,053,534	2,420,000	2,416,794	3,206	—
PEN	12/03/08	2,432,520	870,000	820,521	49,479	—
TRY	10/10/08	3,938,000	3,008,403	3,084,121	—	75,718
TRY	10/10/08	1,188,656	929,000	930,919	—	1,919
TRY	10/10/08	3,217,379	2,312,000	2,519,753	—	207,753
TRY	10/10/08	1,516,584	1,157,000	1,187,742	—	30,742
UAH	08/28/08	629,760	123,000	135,001	—	12,001
UGX	07/10/08	942,844,500	585,000	581,524	3,476	—
UGX	07/10/08	567,014,000	353,500	349,721	3,779	—
UGX	07/10/08	547,290,750	345,000	337,556	7,444	—
UGX	07/17/08	568,428,000	353,500	349,788	3,712	—
VND	07/01/08	6,185,200,000	354,047	365,975	—	11,928
VND	07/01/08	16,249,740,000	930,151	961,489	—	31,338
ZMK	07/03/08	1,199,579,000	378,416	375,068	3,348	—
Total Forward Currency Sale Contracts			$39,514,129	$39,795,434	399,417	680,722
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$2,414,013	$1,580,721

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc. Notes to Portfolio of Investments June 30, 2008 (unaudited)

(a)	Non-income producing security.
(b)

For federal income tax purposes, the aggregate cost was $215,062,522, aggregate gross unrealized appreciation was $34,862,131, aggregate gross unrealized depreciation was $18,878,957, and the net unrealized appreciation was $15,983,174.

(c)	Segregated security for forward currency contracts.
(d)	Principal amount denominated in respective country’s currency unless otherwise specified.
(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2008, these securities amounted to 4.2% of net assets and are not considered to be liquid. Structured Notes — Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of June 30, 2008. Corporate Bond — Variable rate security. Principal amount denominated in Russian Ruble. Interest rate shown reflects current rate as of June 30, 2008.

Security Abbreviations:
ADR	—	American Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
TES	—	Titulos de Tesoreria

Currency Abbreviations:
AED	—	United Arab Emirates	MXN	—	Mexican Peso
		Dirham	MYR	—	Malaysian Ringgit
ARS	—	Argentine Peso	NGN	—	Nigerian Naira
BRL	—	Brazilian Real	PEN	—	Peruvian New Sol
CLP	—	Chilean Peso	PHP	—	Philippine Peso
CNY	—	Chinese Renminbi	PLN	—	Polish Zloty
COP	—	Colombian Peso	RUB	—	Russian Ruble
EUR	—	Euro	SGD	—	Singapore Dollar
GHC	—	Ghanaian Cedi	SKK	—	Slovenska Koruna
HUF	—	Hungarian Forint	TRY	—	New Turkish Lira
IDR	—	Indonesian Rupiah	TZS	—	Tanzanian Shilling
ILS	—	Israeli Shekel	UAH	—	Ukranian Hryvnia
INR	—	Indian Rupee	UGX	—	Ugandan Shilling
KWD	—	Kuwaiti Dinar	VND	—	Vietnamese Dong
KZT	—	Kazak Tenge	ZMK	—	Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):
Industry
Alcohol & Tobacco	6.5%
Banking	12.9
Computer Software	8.5
Drugs	10.6
Electric	2.7
Energy Integrated	12.5
Financial Services	6.2
Food & Beverages	4.3
Housing	1.4
Insurance	1.2
Manufacturing	3.6
Medical Products	3.3
Retail	3.6
Semiconductors & Components	2.0
Technology	4.7
Technology Hardware	5.5
Telecommunications	5.6
Subtotal	95.1
Foreign Government Obligations	13.0
Structured Notes	4.0
Repurchase Agreement	1.8
Total Investments	113.9%

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc. Statement of Assets and Liabilities June 30, 2008 (unaudited)

ASSETS
Investments in securities, at value (cost $215,062,522)	$231,045,696
Cash	732
Foreign currency, at value (cost $161,421)	154,441
Receivables for:
Dividends and interest	1,379,546
Income from securities loaned	1,017
Gross appreciation on forward currency contracts	2,414,013
Total assets	234,995,445
LIABILITIES
Payables for:
Management fees	205,074
Accrued directors’ fees	9,946
Line of credit outstanding	30,150,000
Gross depreciation on forward currency contracts	1,580,721
Other accrued expenses and payables	172,817
Total liabilities	32,118,558
Net assets	$202,876,887
NET ASSETS
Paid in capital	$183,076,027
Distributions in excess of net investment income	(2,786,016)
Accumulated undistributed net realized gain	5,766,759
Net unrealized appreciation on:
Investments	15,983,174
Foreign currency and forward currency contracts	836,943
Net assets	$202,876,887
Shares of common stock outstanding*	9,605,237
Net assets per share of common stock	$21.12
Market value per share	$18.46
*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc. Statement of Operations For the Six Months Ended June 30, 2008 (unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $227,700)	$3,404,830
Interest	1,952,851
Income from securities loaned	40,115
Total investment income	5,397,796
Expenses:
Management fees	1,268,383
Custodian fees	57,842
Professional services	55,512
Administration fees	42,922
Shareholders’ reports	35,966
Shareholders’ services	21,330
Shareholders’ meeting	17,204
Directors’ fees and expenses	7,406
Other	26,202
Total gross expenses before interest expense	1,532,767
Interest expense	485,439
Total expenses	2,018,206
Net investment income	3,379,590
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain on:
Investments	2,336,107
Foreign currency and forward currency contracts	3,156,433
Total net realized gain on investments, foreign currency and forward currency contracts	5,492,540
Net change in unrealized depreciation on:
Investments	(33,024,110)
Foreign currency and forward currency contracts	(1,091,241)
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(34,115,351)
Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(28,622,811)
Net decrease in net assets resulting from operations	$(25,243,221)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc. Statements of Changes in Net Assets

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,379,590	$4,001,292
Net realized gain on investments, foreign currency and forward currency contracts	5,492,540	10,486,744
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(34,115,351)	7,319,241
Net increase (decrease) in net assets resulting from operations	(25,243,221)	21,807,277
Distributions to Stockholders:
From net investment income	(6,005,194)	(11,009,523)
From net realized gains	—	(4,946,697)
Net decrease in net assets resulting from distributions	(6,005,194)	(15,956,220)
Total increase (decrease) in net assets	(31,248,415)	5,851,057
Net assets at beginning of period	234,125,302	228,274,245
Net assets at end of period*	$202,876,887	$234,125,302
* Includes distributions in excess of net investment income of	$(2,786,016)	$(160,412)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	9,605,237	9,605,237
Common shares outstanding at end of period	9,605,237	9,605,237

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc. Financial Highlights Selected data for a share of common stock outstanding throughout each period:

	Six Months Ended 6/30/08†	Year Ended			For the Period 4/28/04* to 12/31/04
		12/31/07	12/31/06	12/31/05
Net asset value, beginning of period	$24.37	$23.77	$21.10	$21.72	$19.06 (a)
Income (loss) from investment operations:
Net investment income	0.35	0.42	0.40	0.23	0.18
Net realized and unrealized gain (loss)	(2.97)	1.84	4.61	0.40	3.11
Total from investment operations	(2.62)	2.26	5.01	0.63	3.29
Less distributions from:
Net investment income	(0.63)	(1.15)	(1.12)	(1.25)	(0.63)
Net realized gains	—	(0.51)	(1.22)	—	—
Total distributions	(0.63)	(1.66)	(2.34)	(1.25)	(0.63)
Net asset value, end of period	$21.12	$24.37	$23.77	$21.10	$21.72
Market value, end of period	$18.46	$23.34	$22.58	$18.56	$19.37
Total Return based upon:
Net asset value (b)	(10.90)%	9.74%	24.46%	3.18%	17.67%
Market value (b)	(18.40)%	11.35%	35.64%	2.38%	0.26%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$202,877	$234,125	$228,274	$202,667	$208,581
Ratios to average net assets:
Net expenses (c)	1.86%	1.58%	1.50%	1.63%	1.57%
Gross expenses (c)	1.86%	1.58%	1.51%	1.63%	1.57%
Gross expenses excluding interest expense (c)	1.41%	1.42%	1.43%	1.51%	1.49%
Net investment income (c)	3.11%	1.71%	1.76%	1.12%	1.40%
Portfolio turnover rate	13%	28%	38%	18%	7%
†	Unaudited.
*	Commencement of operations.
(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.
(b)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Periods of less than one year are not annualized.

(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

1. Organization

Lazard Global Total Return & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Securities Lending—The Fund may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At June 30, 2008, there were no securities out on loan.

(e) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward

Lazard Global Total Return & Income Fund, Inc. Notes to Financial Statements (continued) June 30, 2008 (unaudited)

currency contracts and by borrowing under a credit facility with State Street, up to a maximum of 33 1/3% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1/3% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(f) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(g) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(h) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2007, the Fund had no unused realized capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2007, the Fund had no net capital and

Lazard Global Total Return & Income Fund, Inc. Notes to Financial Statements (continued) June 30, 2008 (unaudited)

currency losses arising between November 1, 2007 and December 31, 2007.

(i) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to approval and oversight of the Fund’s Board of Directors. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2005, the Investment Manager, on behalf of itself and the Fund, filed an exemptive application with the Securities and Exchange Commission (the “SEC”), amended in July 2007, seeking an order under the Act facilitating the implementation of a dividend policy that may include multiple long-term capital gains distributions (“Managed Dividend Policy”). There is no assurance that exemptive relief will ultimately be granted. If the Investment Manager, on behalf of itself and the Fund, receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. Under a Managed Dividend Policy, if, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the differences would be distributed from the Fund’s assets and would constitute a return of capital.

(j) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy consisting of equity securities of companies with market capitalizations of $5 billion or greater domiciled in those countries that comprise the Morgan Stanley Capital International (MSCI®) World® Index. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1/3% of the Fund’s Total Lev eraged Assets, the annual fee

Lazard Global Total Return & Income Fund, Inc. Notes to Financial Statements (continued) June 30, 2008 (unaudited)

payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity

Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of Directors of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s annual report for the year ended December 31, 2007.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager (the “Independent Directors”) an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and

Lazard Global Total Return & Income Fund, Inc. Notes to Financial Statements (continued) June 30, 2008 (unaudited)

Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and is reimbursed for travel and other out of pocket expenses for attending Board and committee meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meetings not held in conjunction with a Board meeting, as specifically authorized by the Board of Directors and held in connection with delegated Fund business. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2008 were $32,710,708 and $30,765,885, respectively.

For the period ended June 30, 2008, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $40 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $40 million or 33 1/3% of its Total Leveraged Assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the six-month period ended June 30, 2008, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance	Loan Outstanding	Interest Rate
$29,637,912	$30,150,000	3.24%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

		Other
	Investments	Financial
Level	in Securities	Instruments*
Level 1	$192,531,635	$—
Level 2	29,005,525	833,292
Level 3	9,508,536	—
Total	$231,045,696	$833,292
*

Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Lazard Global Total Return & Income Fund, Inc. Notes to Financial Statements (continued) June 30, 2008 (unaudited)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities
Balance as of 12/31/07	$6,486,430
Accrued discounts/premiums	6,148
Realized gain (loss)*	—
Change in unrealized appreciation/ depreciation	260,194
Net purchases (sales)	2,755,764
Net transfers in and/or out of Level 3	—
Balance as of 6/30/08	$9,508,536
Net change in unrealized appreciation/ depreciation from investments still held as of 6/30/08	$260,194
*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

10. Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments and hedging activities by requiring enhanced disclosure that enables investors to better understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position. The Investment Manager is currently assessing the impact that SFAS 161 will have on the Fund’s financial statements and related disclosures upon adoption.

Lazard Global Total Return & Income Fund, Inc. Proxy Voting Results (unaudited)

The Annual Meeting of Stockholders was held on April 24, 2008, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	two Class III Directors (Ashish Bhutani and Richard Reiss, Jr.), each to serve for a three-year term expiring at the 2011 Annual Meeting and until his successor is duly elected and qualified.

Director	For	Withhold Authority
Ashish Bhutani	8,812,049	319,463
Richard Reiss, Jr.	8,577,781	553,731

Lazard Global Total Return & Income Fund, Inc. Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc. Board of Directors and Officers Information (unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Address(1)	(Since) and Term(2)	and Other Directorships Held(2)
Board of Directors:
Class I—Directors with Term Expiring in 2009
Independent Directors:
Leon M. Pollack (67)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University
Robert M. Solmson (60)	Director (September 2004)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis
Interested Director(3):
Charles Carroll (47)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager
Class II—Directors with Term Expiring in 2010
Independent Directors:
Kenneth S. Davidson (63)	Director (February 2004)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (45)	Director (February 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund; Trustee, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-I

Lester Z. Lieberman (78)	Director (February 2004)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III—Directors with Term Expiring in 2011
Independent Director:
Richard Reiss, Jr. (64)	Director (February 2004)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain
Interested Director(3):
Ashish Bhutani (48)	Director (July 2005)	Chief Executive Officer of the Investment Manager
(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-828-5548.

Lazard Global Total Return & Income Fund, Inc. Board of Directors and Officers Information (concluded) (unaudited)

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During Past 5 Years
Officers:
Nathan A. Paul (35)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager
Stephen St. Clair (49)	Treasurer	Vice President of the Investment Manager
Brian Kawakami (58)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Investment Manager; Chief Compliance Officer at INVESCO, from July 2002 to April 2006

Brian D. Simon (46)	Assistant Secretary	Director of the Investment Manager

David A. Kurzweil (34)	Assistant Secretary	Senior Vice President of the Investment Manager
Cesar A. Trelles (33)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer became an officer in February 2004, except Messrs. Kawakami and Trelles, who became officers in August 2006 and December 2004, respectively. Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard Global Total Return & Income Fund, Inc. Other Information (unaudited)

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that as of May 20, 2008 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosures in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard Global Total Return & Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-828-5548

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.

P.O. Box 43010

Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Two World Financial Center

New York, New York 10281-1414

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

This report is intended only for the information of stockholders of Common Stock of Lazard Global Total Return & Income Fund, Inc.

Lazard Asset Management LLC        30 Rockefeller Plaza                       www.LazardNet.com

                                         New York, NY 10112-6300

ITEM 2.  CODE OF ETHICS.

     Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

     Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

     Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)      The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 8, 2008

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 8, 2008